Northwestern Mutual Series Fund, Inc.

Supplement Dated September 4, 2020 to the

Statement of Additional Information Dated May 1, 2020

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2020, as supplemented June 9, 2020 and July 15, 2020. You should read this Supplement together with the SAI.

Fee Update – Large Company Value Portfolio

The SAI is amended by replacing the third sentence of the paragraph relating to American Century Investment Management, Inc. (“American Century”), that appears on page B-70 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective September 1, 2020, for the services provided to the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.33% on the first $100 million of assets, 0.28% on the next $400 million and 0.26% on assets in excess of $500 million.”

Fee Update – Inflation Protection Portfolio

The SAI is amended by replacing the seventh sentence of the paragraph relating to American Century, that appears on page B-70 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective September 1, 2020, for the services provided to the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.29% on the first $50 million of assets, 0.26% on the next $50 million, 0.23% on the next $150 million and 0.20% on assets over $250 million.”

Please retain this Supplement for future reference.